Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(a)(1) Articles supplementary to Articles of Incorporation of ING Partners, Inc. dated February 28, 2013 regarding the creation of ING Solution Aggressive Portfolio – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(a)(2) Articles of Amendment dated April 22, 2013 regarding the dissolution of ING Growth and Income Core Portfolio and ING UBS U.S. Large Cap Equity Portfolio – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(a)(3) Articles of Amendment dated April 23, 2013 regarding the name change of ING Davis New York Venture Portfolio, ING Invesco Van Kampen Comstock Portfolio, ING Invesco Van Kampen Equity and Income Portfolio, ING Solution Aggressive Growth Portfolio, ING Solution Growth Portfolio, and ING Solution Moderate Portfolio – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(a)(4) Articles of Amendment dated November 2012 regarding the dissolution of Class S2 shares of ING Fidelity® VIP Contrafund® Portfolio and ING Fidelity® VIP Equity-Income Portfolio – Filed herein.

(e)(1) Form of Investment Advisory Agreement dated May 7, 2013 between ING Partners, Inc. and Directed Services LLC – Filed herein.

(e)(2) Letter agreement effective May 1, 2013 between Directed Services LLC and ING Partners, Inc. regarding waiver of advisory fee and reduction of the investment management fee for ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio) – Filed herein.

(e)(3) Letter agreement effective May 1, 2013 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING American Century Small-Mid Cap Value Portfolio from May 1, 2013 through and including May 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(4) Letter agreement effective May 1, 2013 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Columbia Small Cap Value II Portfolio from May 1, 2013 through and including May 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(5) Letter agreement effective May 1, 2013 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio) for the period from May 1, 2013 through and including May 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(6) Letter agreement effective May 1, 2013 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING T. Rowe Price Growth Equity Portfolio for the period from May 1, 2013, through and including May 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(7) Letter Agreement dated May 1, 2013 to reduce annual investment management fee for ING T. Rowe Price Growth Equity Portfolio for the period from May 1, 2013 through and including May 1, 2014 (reduction in excess of $500,000 all ING funds managed by T. Rowe Price) – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(8) Letter Agreement dated May 1, 2013 between ING Partners, Inc. and ING Directed Services LLC to waive all of a portion of the investments management free for ING Invesco Comstock Portfolio from May 1, 2013 through May 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(9) Termination Letter dated January 8, 2013 with regard to the merger of ING UBS U.S. Large Cap Equity Portfolio with and into ING Growth and Income Portfolio effective March 8, 2013 - Filed as an exhibit to Post-

Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(10) Sub-Advisory Agreement dated May 31, 2013 between Directed Services LLC and American Century Investment Management, Inc. – Filed herein.

(e)(11) Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and BAMCO, Inc. – Filed herein.

(e)(12) Form of Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and Columbia Management Investment Advisers, LLC - Filed herein.

(e)(13) Termination Letter dated February 12, 2013 with regard to ING Davis New York Venture Portfolio effective April 14, 2013 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(14) Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and Invesco Advisers, Inc. – Filed herein.

(e)(15) Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and J.P. Morgan Investment Management Inc. – Filed herein.

(e)(16) Sub-Advisory Agreement dated May 31, 2013 between Directed Services LLC and Pacific Investment Management Company LLC – Filed herein.

(e)(17) Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and Pioneer Investment Management, Inc. – Filed herein.

(e)(18) Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and Templeton Investment Counsel, LLC – Filed herein.

(e)(19) Termination Letter dated September 14, 2012 with regard to ING Thornburg Value Portfolio effective November 16, 2012 – Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant’s Form N-1A Registration Statement on April 29, 2013 and incorporated herein by reference.

(e)(20) Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and T. Rowe Price Associates, Inc. – Filed herein.

(e)(21) Form Of Sub-Advisory Agreement dated May 7, 2013 between Directed Services LLC and ING Investment Management Co. LLC – Filed herein.